                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                          __________________________


        Date of Report (Date of earliest event reported): July 17, 2001


                         SAKS CREDIT CARD MASTER TRUST
                   -----------------------------------------

                            SAKS CREDIT CORPORATION
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                                333-48739                          63-1228533
(State or Other Jurisdiction            (Commission File Number)       (IRS Employer Identification No.)
     of Incorporation)


                140 Industrial Drive, Elmhurst, Illinois 60126
        --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8270
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     On July 17, 2001, the Saks Credit Card Master Trust (the "Trust") completed the offering and sale of $333,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class A Certificates") and $36,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class B Certificates," and, together with the Class A Certificates, the "Offered Certificates") pursuant to the Prospectus Supplement dated July 11, 2001 to the Prospectus dated July 6, 2001. The Trust separately issued $65,250,000 aggregate principal amount of Class C Floating Rate Securities, Series 2001-2 (the "Class C Securities") and $15,750,000 aggregate principal amount of Class D Asset Backed Certificates, Series 2001-2 (the "Class D Certificates") in transactions exempt from registration under the Securities Act of 1933, as amended. Herein, the Class A Certificates, the Class B Certificates, the Class C Securities and the Class D Certificates are collectively referred to as the "Series 2001-2 Securities."

     The 2001-2 Securities were issued under the Series 2001-2 Supplement, dated July 17, 2001, to the Master Pooling and Servicing Agreement, dated as of August 21, 1997, each by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee. Of the approximately $432.0 million of net proceeds from the sale of the Series 2001-2 Securities, SCC used approximately $245.5 million to repay and retire the Trust's previously outstanding Series 2001-1 Variable Funding Certificates and the remaining $186.5 million to reduce amounts outstanding under the Trust's Series 1997-1 Variable Funding Certificates.

     The Offered Certificates were registered with the Securities and Exchange Commission (the "Commission") pursuant to the Trust's and SCC's Registration Statement on Form S-3 (File No. 333-94241) (as amended and supplemented, the "Registration Statement"), filed with the Commission on January 7, 2000 and declared effective by the Commission on March 6, 2000. The Trust and SCC are filing this Current Report on Form 8-K to incorporate by reference certain information contained herein and in the exhibits hereto into the Registration Statement. By filing this Current Report on Form 8-K, however, neither the Trust nor SCC believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)   Exhibits.

           The following exhibits are filed herewith:

 Exhibit No.*                                  Description
 ------------                                  -----------

     1.1        Underwriting Agreement, dated as of July 11, 2001, by and among Saks Credit
                Corporation and Banc of America Securities LLC, as Representative of the Several
                Underwriters named therein.

     4.1        Series 2001-2 Supplement, dated as of July 17, 2001, to the Master Pooling and
                Servicing Agreement, dated as of August 21, 1997, by and among Saks Credit
                Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank
                Minnesota, National Association, as Trustee.

     4.2        Specimen Class A Floating Rate Asset Backed Certificate, Series 2001-2 (included in the Series 2001-2 Supplement, filed as Exhibit 4.1).

     4.3        Specimen Class B Floating Rate Asset Backed Certificate, Series 2001-2 (included in the Series 2001-2 Supplement, filed as Exhibit 4.1).

     4.4        Amendment No. 3, dated as of June 28, 2001, to the Master Pooling and
                Servicing Agreement, dated as of August 21, 1997, by and among Saks Credit
                Corporation, as Transferor, Saks Incorporated, as Servicer and Wells Fargo
                Bank Minnesota, National Association, as Trustee.

     5.1        Opinion of Alston & Bird LLP, counsel to the Trust and SCC, with respect to the legality of the Series 2001-2 Certificates.

     8.1        Opinion and consent of Alston & Bird LLP, counsel to the Trust and SCC, with respect to certain Federal income tax matters.

    23.1        Consent of Alston & Bird LLP (included in its Opinion filed as Exhibit 5.1).

    23.2        Consent of Alston & Bird LLP (included in its Opinion filed as Exhibit 8.1).

    99.1        Other Expenses of Issuance and Distribution (as required by Item 14 of Form S-3).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAKS CREDIT CARD MASTER TRUST

                                   By: SAKS CREDIT CORPORATION


                                   By: /s/ Scott A. Honnold
                                      -----------------------
                                      Name:  Scott A. Honnold
                                      Title: Vice President



                                   SAKS CREDIT CORPORATION


                                   By: /s/ Scott A. Honnold
                                      -----------------------
                                      Name:  Scott A. Honnold
                                      Title: Vice President

Date:  July 18, 2001

                                 EXHIBIT INDEX

 Exhibit No.*                                  Description
 ------------                                  -----------


     1.1        Underwriting Agreement, dated as of July 11, 2001, by and among Saks Credit
                Corporation and Banc of America Securities LLC, as Representative of the Several
                Underwriters named therein.

     4.1        Series 2001-2 Supplement, dated as of July 17, 2001, to the Master Pooling and
                Servicing Agreement, dated as of August 21, 1997, by and among Saks Credit
                Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank
                Minnesota, National Association, as Trustee.

     4.2        Specimen Class A Floating Rate Asset Backed Certificate, Series 2001-2 (included in the Series 2001-2 Supplement, filed as Exhibit 4.1).

     4.3        Specimen Class B Floating Rate Asset Backed Certificate, Series 2001-2 (included in the Series 2001-2 Supplement, filed as Exhibit 4.1).

     4.4        Amendment No. 3, dated as of June 28, 2001, to the Master Pooling and
                Servicing Agreement, dated as of August 21, 1997, by and among Saks Credit
                Corporation, as Transferor, Saks Incorporated, as Servicer and Wells Fargo
                Bank Minnesota, National Association, as Trustee.

     5.1        Opinion of Alston & Bird LLP, counsel to the Trust and SCC, with respect to the legality of the Series 2001-2 Certificates.

     8.1        Opinion and consent of Alston & Bird LLP, counsel to the Trust and SCC, with respect to certain Federal income tax matters.

    23.1        Consent of Alston & Bird LLP (included in its Opinion filed as Exhibit 5.1).

    23.2        Consent of Alston & Bird LLP (included in its Opinion filed as Exhibit 8.1).

    99.1        Other Expenses of Issuance and Distribution (as required by Item 14 of Form S-3).